UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2010

BRINK’S HOME SECURITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-34088	80-0188977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Esters Boulevard

Irving, TX 75063

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (972) 871-3130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition.

On February 24, 2010, Brink’s Home Security Holdings, Inc. issued a press release regarding its results for the fourth quarter and the full year ended December 31, 2009. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific references in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation and Management Development Committee (the “Committee”) of the Board of Directors of Brink’s Home Security Holdings, Inc. (the “Company”) took the following actions at its meeting on February 18, 2010:

1. The Committee awarded cash bonuses to certain named executive officers under the Management Performance Improvement Plan (the “MPIP”), the Company’s long-term cash incentive compensation plan, for the three-year period ended December 31, 2009 in the following amounts: Robert B. Allen, Director, President and Chief Executive Officer, $322,200; Stephen C. Yevich, Executive Vice President and Chief Financial Officer, $161,100; Steven E. Neace, Senior Vice President, Field Operations, $161,100; and Carole L. Vanyo, Senior Vice President, Customer Operations, $161,100. John S. Davis, Senior Vice President and General Counsel, a named executive officer for 2009, is not a participant in the MPIP. Dwayne R. Sigler, a named executive officer for 2008, resigned his employment with the Company as of January 8, 2010.

2. The Board established new performance measures for the named executive officers under the MPIP to apply to the last remaining three-year performance period ending December 31, 2010. At the end of the 2008-2010 performance period, the Company will discontinue use of the MPIP as a long-term incentive program.

3. The Committee awarded discretionary cash bonuses under the Key Employees Incentive Plan (the “KEIP”), the Company’s annual cash bonus plan, to the named executive officers for the year ended December 31, 2009 in the following amounts: Mr. Allen, $398,000; Mr. Yevich, $167,000; Mr. Davis, $118,000; Mr. Neace, $75,000; and Ms. Vanyo, $89,000.

4. The Committee approved KEIP goals for the Chief Executive Officer for 2010. Mr. Allen’s individual performance in 2010 will be measured against specific goals pertaining to profit from recurring services and average subscriber base growth, the same as for 2009. Following the approval of Mr. Allen’s KEIP goals for 2010, Mr. Allen approved the same KEIP goal categories (profit from recurring services and average subscriber base growth) for the Company performance portion of KEIP goals for the other named executive officers for 2010 (which varies between 75% and 100% of such officers’ individual KEIP goals).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 24, 2010, issued by Brink’s Home Security Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRINK’S HOME SECURITY HOLDINGS, INC.

Date: February 24, 2010	By:	/S/ JOHN S. DAVIS
John S. Davis
Senior Vice President, General Counsel

3